Exhibit 10.36

[Loan No.:  04-751-3126554-9]


(NOTE:  THIS PROMISSORY NOTE MAY REQUIRE A BALLOON PAYMENT AT MATURITY)

                        PROMISSORY NOTE

$18,000,000 (U.S.)                                  Seattle, Washington
         JULY 23, 2001

         FOR VALUE RECEIVED, the undersigned (individually and collectively, "Borrower"), jointly and severally, promise to pay to the order of WASHINGTON MUTUAL BANK, a Washington corporation, at its office at 400
East Main Street, STA3MLM, Stockton, California  95290, Attention:
Commercial Real Estate Asset Management, or at such other place as the holder of this Note (hereinafter, "holder") may from time to time designate in writing, the sum of EIGHTEEN MILLION DOLLARS ($18,000,000) in lawful money of the United States, with interest thereon from the date of this Note until paid at the rates set forth below, computed on monthly balances. Interest for each full calendar month during the term of this Note shall be calculated on the basis of a 360-day year and twelve
30-day months. Interest for any partial calendar month at the beginning or the end of the term of this Note shall be calculated on the basis of a 365- or 366-day year and the actual number of days in that month.

         Initial Interest Rate.

         The per annum interest rate hereunder (the "Note Rate") shall initially be seven and nine hundred eighteen one-thousandths percent (7.918%) (the "Initial Rate"). The Note Rate is subject to adjustment as provided below.

         Interest Rate Adjustments.

         Interest Adjustment Date. Beginning on FEBRUARY 1, 2002 (the "Initial Interest Adjustment Date"), and on the first day of every sixth month thereafter, the Note Rate shall be adjusted as provided below. Any date on which the Note Rate is to be adjusted as provided in this Note is referred to herein as the "Interest Adjustment Date."

         The Index. Beginning with the first Interest Adjustment Date, the Note Rate will be based on an Index plus the Margin (each as defined below). As used in this Note, the term "Index" means the Twelve-Month Average, determined as set forth below, of the annual yields reported monthly on actively traded United States Treasury Securities adjusted to a constant maturity of one year as published by the Federal Reserve Board in the Federal Reserve Statistical Release entitled "Selected Interest Rates (G.13)" (the "Monthly Yields"). The Twelve-Month
Average is determined by adding together the Monthly Yields for the most recently available twelve months and dividing by 12. The most recent Index figure available as of fifteen (15) days before each Interest Adjustment Date is referred to in this Note as the "Current Index." If the Index is no longer available, holder shall choose a new index as the Index which is based upon comparable information. Holder shall give Borrower notice of such choice.

         Interest Rate Adjustment. Before each Interest Adjustment Date, holder will calculate the new Note Rate by adding two and six-tenths percent (2.60%) (the "Margin") to the Current Index. Holder will then round the result of this addition to the nearest one-thousandth of one percentage point (0.001%) provided the Note Rate will never increase or decrease on any single Interest Adjustment Date more than one percentage point (1.00%) from the immediately preceding Note Rate except as set forth in Section 10 below. Subject to the limits stated in Section 2(d) below, this rounded amount will be the Note Rate until the next Interest Adjustment Date.

         Interest Rate Limit. Except as set forth in Section 10 below, the Note Rate will never be greater than twelve and nine hundred eighteen one-thousandths percent (12.918%) per annum (the "Rate Limit").

         Delayed Adjustment. If for any reason holder fails to make an adjustment to the Note Rate or the Monthly Payment Amount as described in this Note, regardless of any notice requirement, holder may, upon discovery of such failure, then make such adjustment as if it had been made on time. Borrower agrees not to hold holder responsible for any damages which may result from holder's failure to make the adjustment and to allow holder, at its option, to apply any excess monies which Borrower may have paid to partial prepayment of the unpaid principal balance of this Note.

         Monthly Payments.

         Beginning on SEPTEMBER 1, 2001 and on the first day of each and every calendar month thereafter throughout the term of this Note (the "Monthly Payment Dates"), Borrower shall make monthly payments of principal and interest (the "Monthly Payment Amounts") to holder as follows:

         Beginning on SEPTEMBER 1, 2001 through and including FEBRUARY 1, 2002, the Monthly Payment Amount shall be ONE HUNDRED FORTY-NINE
THOUSAND SIX HUNDRED FORTY-ONE and 92/100 Dollars ($149,641.92);

         The Monthly Payment Amount shall be adjusted semi-annually beginning on MARCH 1, 2002, and on the same day of every sixth month thereafter, to an amount sufficient to fully repay the unpaid principal balance of this Note as of the last day of the month immediately preceding the date of such adjustment, together with interest at the Note Rate as adjusted on the Immediately Preceding Interest Adjustment Date, by the date that is two hundred forty (240) months from the first day of the first Monthly Payment Date.

         Maturity.

         Unless sooner repaid by Borrower, the entire unpaid principal balance of this Note, plus all accrued but unpaid interest, and all other amounts owing hereunder or under the Security Documents (as defined in Section 8) shall be due and payable in full on AUGUST 1, 2011 (the "Maturity Date").

         Application of Payments.

         Payments shall be applied: (a) first, to the payment of accrued interest; (b) second, at the option of holder, to the payment of any other amounts owing under this Note or secured by the Security
Documents, other than accrued interest and principal, including, but not limited to advances holder may have made for attorneys' fees or for taxes, assessments, insurance premiums, or other charges on any property given as security for this Note and late charges due hereunder; and (c) third, to the reduction of principal of this Note.

         Prepayment.

              Borrower may, upon thirty (30) days' prior written notice to holder, prepay its obligation under this Note in full or in part on any Monthly Payment Date upon payment of a premium (the "Prepayment
Premium") as follows: during the First Loan Year (as hereinafter defined) the Prepayment Premium will be one percent (1.00%) of the amount prepaid. Beginning with the Second Loan Year and during each successive Loan Year throughout the remaining term of this Note, Borrower may prepay its obligation under this Note in full upon thirty
(30) days prior written notice to holder, or in part on any Monthly Payment Date, without payment of a Prepayment Premium. "Loan Year" shall mean each successive twelve-month period commencing with the first day of the first full calendar month beginning on or after the date of this Note.

         Borrower expressly waives any right to prepay this Note except as provided in this Section 6. Therefore, if the maturity of this Note is accelerated for any reason, including, without limitation, the occurrence of any event of default hereunder or under the Deed of Trust (as defined in Section 8), including without limitation Section 4.13 of the Deed of Trust, or any other document that evidences or secures the repayment of this Note, then any subsequent tender of payment of this Note, including any redemption following foreclosure of the Deed of Trust, shall constitute an evasion of the restrictions on prepayment set forth herein and shall be deemed a voluntary prepayment.
Accordingly, holder may impose as a condition to accepting any such tender, and may bid at any sheriff's or trustee's sale under the Deed of Trust, and/or include in any complaint for judicial foreclosure or for any claim in bankruptcy, as part of the indebtedness evidenced by this Note and secured by the Deed of Trust, the Prepayment Premium that would have otherwise been payable hereunder for prepayment of this Note occurring on the date of such acceleration. The Prepayment Premium will not be payable for prepayment of this Note occurring as a result of the application of insurance and condemnation proceeds to the reduction of the unpaid principal balance of this Note.

         Borrower acknowledges that: (i) it is a knowledgeable real estate investor, (ii) it fully understands the effect of the above waiver,
(iii) the making of the loan evidenced by this Note at the interest rates set forth above is sufficient consideration for such waiver, and
(iv) holder would not make the loan evidenced by this Note without such waiver.

         Borrower acknowledges that any statement made by holder setting forth the amount of the Prepayment Premium shall only be binding upon holder if such statement is made in writing and that the amount of the Prepayment Premium set forth in such statement is subject to change and is valid only for the date of such statement.

         Late Charge.

         If any amount payable hereunder is paid more than ten (10) days after the due date thereof, Borrower promises to pay a late charge of five percent (5%) of the delinquent amount as liquidated damages for the extra expense in handling past due payments.

         Security.
This Note is secured by a deed of trust, security agreement, assignment of leases and rents, and fixture filing (the "Deed of Trust") of even date herewith and executed by Borrower, encumbering real property located in King County, Washington, and by an assignment of leases and rents (the "Assignment of Leases and Rents") made by Borrower as assignor in favor of Lender as assignee. The Deed of Trust, the Assignment of Leases and Rents and any and all other documents securing this Note are collectively referred to as the "Security Documents," provided, however, that "Security Documents" specifically shall not mean and shall not include the certificate and indemnity agreement regarding hazardous substances being delivered concurrently herewith to holder by Borrower (the "Indemnity Agreement"). The real property and the other collateral provided for in the Security Documents are collectively referred to as the "Property."

         Notwithstanding anything to the contrary in this Note or the Security Documents, this Note shall not evidence Borrower's obligations under the Indemnity Agreement and nothing contained in this Note or the Security Documents shall be deemed to limit or expand Borrower's obligations under such Indemnity Agreement. All of such obligations (and all substantial equivalents of such obligations) shall constitute the separate, unsecured recourse obligations of Borrower and shall not be deemed to be evidenced by this Note or secured by the Deed of Trust.

         Default; Remedies.

         If default is made in the payment of any amount payable hereunder when due or in the keeping of any covenant of the Security Documents, then, at the option of holder, the entire indebtedness evidenced hereby shall become immediately due and payable. Upon default, and without notice or demand, all amounts owed under this Note, including all accrued but unpaid interest, shall thereafter bear interest at a variable rate, adjusted at the times at which the Note Rate would otherwise have been adjusted pursuant to Section 2, of five percent
(5%) per annum above the Note Rate which would have been applicable from time to time had there been no default (the "Default Rate") until such default is cured. Failure to exercise any option granted to holder hereunder shall not waive the right to exercise the same in the event of any subsequent default. Interest at the Default Rate shall commence to accrue upon default under this Note, including the failure to pay this Note at maturity.

SECTION 1. Attorneys' Fees.

         In the event of any default under this Note, or in the event that any dispute arises relating to the interpretation, enforcement, or performance of this Note, holder shall be entitled to collect from Borrower on demand all fees and expenses incurred in connection therewith, including but not limited to fees of attorneys, accountants, appraisers, environmental inspectors, consultants, expert witnesses, arbitrators, mediators, and court reporters. Without limiting the generality of the foregoing, Borrower shall pay all such costs and expenses incurred in connection with: (a) arbitration or other alternative dispute resolution proceedings, trial court actions, and appeals; (b) bankruptcy or other insolvency proceedings of Borrower, any guarantor or other party liable for any of the obligations of this Note or any party having any interest in any security for any of those obligations; (c) judicial or nonjudicial foreclosure on, or appointment of a receiver for, any property securing this Note; (d) postjudgment collection proceedings; (e) all claims, counterclaims, cross-claims, and defenses asserted in any of the foregoing whether or not they arise out of or are related to this Note or any security for this Note;
(f) all preparation for any of the foregoing; and (g) all settlement negotiations with respect to any of the foregoing.

SECTION 2. Miscellaneous.

(a) Every person or entity at any time liable for the payment of the indebtedness evidenced hereby waives presentment for payment, demand, and notice of nonpayment of this Note. Every such person or entity further hereby consents to any extension of the time of payment hereof or other modification of the terms of payment of this Note, the release of all or any part of the security herefor, or the release of any party liable for the payment of the indebtedness evidenced hereby at any time and from time to time at the request of anyone now or hereafter liable therefor. Any such extension or release may be made without notice to any of such persons or entities and without discharging their liability.

(b) Each person or entity who signs this Note is jointly and severally liable for the full repayment of the entire indebtedness evidenced hereby and the full performance of each and every obligation contained in the Security Documents.

(c) The headings to the various sections have been inserted for convenience of reference only and do not define, limit, modify, or expand the express provisions of this Note.

(d) Time is of the essence under this Note and in the performance of every term, covenant, and obligation contained herein.

(e) This Note is made with reference to and is to be construed in accordance with the laws of the State of Washington.

(f) Each married person who executes this Note as a Borrower agrees that recourse hereunder can be had to his or her separate property as well as the assets of his or her marital community.

Notwithstanding any contrary provision of applicable law, each general partner in any partnership which is a party hereto, agrees that holder need not exhaust the partnership assets of such partnership before executing upon the assets of such general partner in satisfaction of the obligations evidenced hereby or by any other document, instrument or agreement entered into by such partnership in connection with the loan evidenced by this Note, but may execute upon such general partner's assets prior to, at the same time as, or after executing upon the partnership assets of such partnership. Each such general partner shall be jointly and severally liable for such obligations with all other persons and entities liable therefor.


         DATED as of the day and year first above written.

ORAL AGREEMENTS ORAL COMMITMENTS TO LEND MONEY, EXTEND
CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE
NOT ENFORCEABLE UNDER WASHINGTON LAW.


                      BEDFORD PROPERTY INVESTORS, INC., a
                      Maryland corporation



                      By
                                Hanh Kihara
                      Its      Sr. Vice President and Chief
                      Financial Officer

AFTER RECORDING RETURN TO:

Washington Mutual Bank
400 E. Main St., Dept. 4036
Stockton, California  95290-4036

Attention:    Commercial Real Estate
              Department

         BE ADVISED THAT THE PROMISSORY NOTE SECURED BY THIS DEED OF TRUST PROVIDES FOR A VARIABLE RATE OF INTEREST.

              DEED OF TRUST, SECURITY AGREEMENT,
                ASSIGNMENT OF LEASES AND RENTS,
                      AND FIXTURE FILING

                 [Loan No.:  04-751-3126554-9]



Grantor (Borrower):
BEDFORD PROPERTY INVESTORS, INC., a
Maryland corporation


Grantee (Lender):
WASHINGTON MUTUAL BANK, a Washington
corporation


Grantee (Trustee):
FIRST AMERICAN TITLE INSURANCE COMPANY, a
California corporation


Legal Description:
Lots 2-3 & 7, Block 5, Burlington Northern
Industrial Park, Vol. 111, P. 42-44



Additional Legal(s) on Exhibit A


Assessor's Tax Parcel ID
Number:
125381-0020-00 & 125381-0055-08



         THIS DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND RENTS, AND FIXTURE FILING ("Deed of Trust") is made this 23rd day of JULY, 2001 among BEDFORD PROPERTY INVESTORS, INC., a Maryland corporation, the address of which is 270 Lafayette Circle, Lafayette, California 94549 ("Grantor"); FIRST AMERICAN TITLE INSURANCE COMPANY, a California corporation, the address of which is 2101 Fourth Avenue, Seattle, WA 98121, and its successors in trust and assigns ("Trustee"), and WASHINGTON MUTUAL BANK, a Washington corporation, the address of which is 400 E. Main St., Stockton, California 95290-4036 ("Beneficiary").

         GRANTING CLAUSE. Grantor, in consideration of the acceptance by Trustee of the trust hereunder, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to secure the obligations described in
Section 3 below, grants, bargains, sells, and conveys to Trustee and its successors in trust and assigns, forever, in trust, with power of sale, all of Grantor's estate, right, title, interest, claim, and demand in and to the property in the county of King, state of Washington, described as follows, whether now existing or hereafter acquired (all of the property described in all parts of this Section 1 and all additional property, if any, described in Section 2 is herein called the "Property"):

Land and Appurtenances. The land described on Exhibit A hereto, and all tenements, hereditaments, rights-of-way, easements, appendages, and appurtenances thereto belonging or in any way appertaining, including without limitation all of the right, title and interest of Grantor in and to any avenues, streets, ways, alleys, vaults, strips, or gores of land adjoining that property, and all claims or demands of Grantor either in law or in equity in possession or expectancy of, in, and to that property; and

Improvements and Fixtures. All buildings, structures, and other improvements now or hereafter erected on the property described in 1.1 above, and all facilities, fixtures, machinery, apparatus, installations, goods, equipment, inventory, furniture, and other properties of whatsoever nature (including without limitation all heating, ventilating, air conditioning, plumbing and electrical equipment, elevators and escalators, sprinkler systems, engines and motors, lighting, laundry, cleaning, fire prevention and fire extinguishing equipment, ducts and compressors, refrigerators, stoves and other appliances, attached cabinets, partitions, rugs, carpets and draperies, building materials and supplies, and construction forms, tools, and equipment), now or hereafter located in or used or procured for use in connection with that property, it being the intention of the parties that all property of the character hereinabove described that is now owned or hereafter acquired by Grantor and that is affixed or attached to, stored upon, or used in connection with the property described in 1.1 above shall be, remain, or become a portion of that property and shall be covered by and subject to the lien of this Deed of Trust, together with all contracts, agreements, permits, plans, specifications, drawings, surveys, engineering reports, and other work products relating to the construction of the existing or any future improvements on the Property, any and all rights of Grantor in, to, or under any architect's contracts or construction contracts relating to the construction of the existing or any future improvements on the Property, and any performance and/or payment bonds issued in connection therewith, together with all trademarks, trade names, copyrights, computer software, and other intellectual property used by Grantor in connection with the Property; and

Enforcement and Collection. Any and all rights of Grantor without limitation to make claim for, collect, receive, and receipt for any and all rents, income, revenues, issues, royalties, and profits, including mineral, oil, and gas rights and profits, insurance proceeds, condemnation awards, and other moneys, payable or receivable from or on account of any of the Property, including interest thereon, or to enforce all other provisions of any other agreement (including those described in Section 1.2 above) affecting or relating to any of the Property, to bring any suit in equity, action at law, or other proceeding for the collection of such moneys or for the specific or other enforcement of any such agreement, award, or judgment, in the name of Grantor or otherwise, and to do any and all things that Grantor is or may be or become entitled to do with respect thereto, provided, however, that no obligation of Grantor under the provisions of any such agreements, awards, or judgments shall be impaired or diminished by virtue hereof, nor shall any such obligation be imposed upon Trustee or Beneficiary; and

Accounts and Income. Any and all rights of Grantor in any and all accounts, rights to payment, contract rights, chattel paper, documents, instruments, licenses, contracts, agreements, and general intangibles relating to any of the Property, including, without limitation, income and profits derived from the operation of any business on the Property or attributable to services that occur or are provided on the Property or generated from the use and operation of the Property; and

Leases. All of Grantor's rights as landlord in and to all existing and future leases and tenancies, whether written or oral and whether for a definite term or month to month or otherwise, now or hereafter demising all or any portion of the property described in 1.1 and 1.2 above, including all renewals and extensions thereof and all rents, deposits, and other amounts received or receivable thereunder and including all guaranties, supporting obligations, letters of credit and letter of credit rights guaranteeing or supporting any of the foregoing. In accepting this Deed of Trust neither Beneficiary nor Trustee assumes any liability for the performance of any such lease.

Books and Records. All books and records of Grantor relating to the foregoing in any form and all computer software necessary or useful to reading such books and records.

         SECURITY AGREEMENT. To the extent any of the property described in Section 1 is personal property, Grantor, as debtor, grants to Beneficiary, as secured party, a security interest therein together with a security interest in all other personal property of whatsoever nature that is located on, used, or to be used in connection with any of the property described in Section 1, and any products or proceeds of any thereof, pursuant to the Uniform Commercial Code of the state of Washington (the "UCC"), on the terms and conditions contained herein. Beneficiary hereby assigns such security interest to Trustee, in trust, for the benefit of Beneficiary to be dealt with as a portion of the "Property" except as otherwise specified herein.

         OBLIGATIONS SECURED. This Deed of Trust is given for the purpose of securing:

Performance and Payment. The performance of the obligations contained herein and the payment of EIGHTEEN MILLION DOLLARS ($18,000,000) with interest thereon and all other amounts payable according to the terms of a promissory note of even date herewith made by Grantor, payable to Beneficiary or order, and any and all extensions, renewals, modifications, or replacements thereof, whether the same be in greater or lesser amounts (the "Note"), which Note contains provision for a variable rate of interest; and

Future Advances. The repayment of any and all sums advanced or expenditures made by Beneficiary subsequent to the execution of this Deed of Trust for the maintenance or preservation of the Property or advanced or expended by Beneficiary pursuant to any provision of this Deed of Trust subsequent to its execution, together with interest thereon.

Exclusion From Secured Obligations. Notwithstanding anything to the contrary set forth herein or in any other Loan Document (as hereinafter defined), this Deed of Trust shall not secure the obligations of Grantor under that certain Certificate and Indemnity Agreement Regarding Hazardous Materials dated as of even date herewith made by Grantor in favor of Beneficiary (the "Indemnity Agreement") or the substantial equivalent of the obligations arising under the Indemnity Agreement. All of such obligations (and substantial equivalents thereof) shall constitute the separate, unsecured recourse obligations of Grantor and shall not be deemed to be evidenced by the Note or secured by this Deed of Trust.

         WARRANTIES AND COVENANTS OF GRANTOR. Grantor warrants, covenants, and agrees:

Warranties

Grantor has full power and authority to grant the Property to Trustee and warrants the Property to be free and clear of all liens, charges, and other monetary encumbrances except those appearing of record on the date hereof.

None of the Property is used principally or at all for agricultural or farming purposes.

The Property is free from damage and no matter has come to Grantor's attention (including, but not limited to, knowledge of any construction defects or nonconforming work) that would materially impair the value of the Property as security.

The loan evidenced by the Note and secured by this Deed of Trust is primarily for commercial, industrial, or business purposes and is not primarily for personal, family, or household purposes.

Preservation of Lien and Perfection; Letters of Credit.
Grantor will preserve and protect the priority of this Deed of Trust as a first lien on the Property and all portions thereof, and will take all actions, and execute and deliver to Beneficiary all documents, that Beneficiary may require in order to perfect the liens and security interests granted in this Deed of Trust or in any other Loan Document (as defined below). Without limiting the generality of the foregoing, Grantor will notify Beneficiary in writing prior to becoming the beneficiary under any letter of credit in which a security interest is granted under Section 1.5 of this Deed of Trust and will take all actions, and execute all documents, necessary or appropriate to give Beneficiary control (as defined in the UCC, including but not limited to Section 9-107 thereof) of such letter of credit and all letter of credit rights thereunder and, if so required by Beneficiary, to constitute Beneficiary the transferee beneficiary of such letter of credit.

Repair and Maintenance of Property; Compliance With Laws,
Etc.

Grantor will keep the Property in good condition and repair, which duty shall include but is not limited to continual cleaning, painting, landscaping, repairing, and refurbishing of the Property; will complete and not remove or demolish, alter, or make additions to any building or other improvement that is part of the Property without the express written consent of Beneficiary; will underpin and support when necessary any such building or other improvement and protect and preserve the same; will complete or restore promptly and in good and workmanlike manner any such building or other improvement that may be damaged or destroyed and pay when due all claims for labor performed and materials furnished therefor; will not commit, suffer, or permit any act upon the Property in violation of law; and will do all other acts that from the character or use of the Property may be reasonably necessary for the continued operation of the Property in a safe and legal manner, the specific enumerations herein not excluding the general.

Grantor shall comply in all material respects with (a) all laws, statutes, ordinances, rules, regulations, licenses, permits, approvals, orders, judgments and other requirements of governmental authorities relating to the Property or Grantor's use thereof, and (b) all easements, licenses and agreements relating to the Property or Grantor's use thereof.

Insurance

All Risk/Hazard. Grantor will provide, maintain, and deliver to Beneficiary, as further security for the faithful performance of this Deed of Trust, insurance covering fire, casualty, and such other hazards as may be specified by Beneficiary (including insurance against flood, if the Property is situated in a designated flood zone) in an amount equal to one hundred percent (100%) of the replacement cost of the Property and including a building upgrade and municipal ordinance endorsement. Such insurance policy or policies shall include rental or business interruption and extra expense coverage as more specifically described in Section 4.4.3 below. All policies of insurance on the Property, whether or not required by the terms of this Deed of Trust, shall name Beneficiary as first loss payee pursuant to a standard first-mortgage endorsement on Form 438BFU or on a loss-payee form substantially equivalent to the New York standard mortgage endorsement, with such deductibles as approved by Beneficiary but that are, in any event, not more than Ten Thousand Dollars ($10,000). Grantor shall be responsible for any uninsured losses and any deductibles. All existing and future policies for all insurance required by this Deed of Trust and all other insurance obtained by Grantor with respect to the Property, whether or not required by Beneficiary (including but not limited to earthquake insurance), and the proceeds of all of the foregoing, are hereby assigned to Beneficiary, but no such assignment shall be effective to invalidate or impair any insurance policy.

Liability. Grantor will maintain comprehensive general liability insurance covering the legal liability of Grantor against claims for bodily injury, personal injury, death, property damage or advertising injury occurring on, in, or about the Property with coverage of One Million Dollars ($1,000,000) combined single limit, and naming Beneficiary an additional insured.

4.4.3 Rental Interruption. Grantor will maintain rental or business interruption and extra expense insurance in an amount equal to at least twelve (12) months' gross rental income from the Property, and naming Beneficiary as first loss payee; provided that Grantor may collect and retain any payments under said policies so long as it is not in default hereunder.

Insurance Survey. During the last thirty (30) days of every third year computed from the date hereof, Grantor will have an insurance survey of the Property made. Grantor shall at these times obtain such additional coverages or make such increases in the amounts of existing coverage as may be requested by Beneficiary on the basis of such survey.

General Provisions. All policies of insurance required to be maintained by Grantor pursuant to this Section 4.4 shall (i) be primary and noncontributory with any other insurance Grantor may carry;
(ii) be in form and substance and with companies acceptable to Beneficiary which are authorized to conduct business in the state in which the Property is located and which have a current rating of A-/X or better from the current Best Key Rating Guide, (iii) contain a mortgagee endorsement acceptable to Beneficiary; and (iv) contain waivers of subrogation and of any co-insurance clauses. Beneficiary reserves the right, in its reasonable discretion, to increase the amount of the required coverages, require insurance against additional risks, or withdraw approval of any insurance company at any time. Grantor shall deliver to Beneficiary an original of all policies of insurance and shall obtain renewals of any policies that expire and deliver evidence of such renewals to Beneficiary no later than ten (10) days prior to the expiration date of the policy being replaced. All policies and renewals thereof shall contain provision for thirty (30) days' notice to Beneficiary prior to any cancellation thereof or material change thereto. In the event of any loss covered by such policies, Grantor shall give immediate written notice to the insurance carrier and to Beneficiary. Grantor hereby authorizes and empowers Beneficiary as attorney-in-fact for Grantor to make proof of loss, to adjust and compromise any claim under insurance policies, to appear in and prosecute any action arising from such insurance policies, to collect and receive insurance proceeds, and to deduct therefrom Beneficiary's expenses incurred in the collection of such proceeds; provided, however, that nothing contained in this Section 4.4.5 shall require Beneficiary to incur any expense or take any action hereunder. Notwithstanding any of the foregoing, neither Trustee nor Beneficiary shall be responsible for any such insurance or for the collection of any insurance moneys, or for any insolvency of any insurer or insurance underwriter. Any and all unexpired insurance shall inure to the benefit of and pass to the purchaser of the Property at any trustee's or sheriff's sale held hereunder.

Damage and Destruction.

(a) Trustor's Obligations. In the event of any damage to or loss or destruction of the Property, Grantor shall: (i) promptly notify Beneficiary of such event if the damage to or loss or destruction of the Property is a value in excess of $25,000; (ii) take such steps as shall be necessary to preserve any undamaged portion of the Property; and
(iii) unless otherwise instructed by Beneficiary shall, regardless of whether the insurance proceeds, if any, shall be sufficient for the purpose, promptly commence and diligently pursue to completion the restoration, replacement and rebuilding (collectively, "Restoration") of the Property as nearly as possible to its value, condition and character immediately prior to such damage, loss or destruction and in accordance the plans and specifications approved, and with other provisions for the preservation of the security hereunder established , by Beneficiary, which approval shall not be unreasonably withheld or delayed.

     Beneficiary's Rights: Application of Proceeds. In the event that any portion of the Property is so damaged, destroyed or lost, and any such damage, destruction or loss is covered in whole or in part, by insurance described in subsection 4.4.1, whether or not such insurance is specifically required by the terms of this Deed of Trust, then the following provisions shall apply:

         If an Event of Default (as defined in Section 5.1) has occurred hereunder and is continuing: (A) Beneficiary may, but shall not be obligated to, make proof of loss to any insurer if not made promptly by Grantor, and Beneficiary is hereby authorized and empowered by Grantor to settle, adjust or compromise any claims for damage, destruction or loss thereunder unless the proposed amount of proceeds from such claims exceeds the then outstanding amount of the indebtedness secured hereby, and (B) each insurance company concerned is hereby authorized and directed to make payment therefor directly to Beneficiary, to be applied, at Beneficiary's option, to the indebtedness secured hereby in such order as Beneficiary may determine, in its sole discretion or to be held by Beneficiary for future application to the obligations secured hereby. Unless otherwise required by law, any application to the indebtedness secured hereby by Beneficiary of such payments shall not, by itself, cure or waive any Event of Default hereunder or notice of default under this Deed of Trust or invalidate any act done pursuant to such notice or waive any collateral encumbered hereby or otherwise securing the Note.

(ii) If no Event of Default hereunder has occurred and is continuing, and if the amount of proceeds from any claim for damage, destruction or loss is reasonably expected to be $25,000 or less, Grantor shall be entitled to receive all such proceeds and shall apply such proceeds to the Restoration of that portion of the Property so damaged, destroyed or lost to as nearly the same condition, character and value as may have existed prior to such damage, destruction or loss, with such changes or alterations as may be required to conform to applicable law.

(iii) If such proceeds are reasonably expected to exceed $25,0000, and if an Event of Default has not occurred hereunder and is not continuing, Beneficiary shall apply all such insurance proceeds to the Restoration of the damaged portion of the Property, and such Restoration shall be accomplished as provided in this Section 4.4.6 so long as such Restoration can, in the reasonable judgment of Beneficiary, be completed (A) no later than two (2) years prior to the maturity date of the Note, (B) within one (1) year after the date of the casualty, and
(C) in such a manner so that the Property will have a value at least equal to its value prior to the casualty. Otherwise, Beneficiary may elect in its sole discretion to apply all such insurance proceeds to reduction of the indebtedness secured hereby.


Disbursement of Insurance Proceeds. Insurance proceeds held by Beneficiary for Restoration shall be disbursed from time to time as the Restoration progresses by Beneficiary (or at Beneficiary's election by a disbursing or escrow agent who shall be selected by Beneficiary and whose fees shall be paid by Grantor), upon delivery to Beneficiary of the following: (i) evidence reasonably satisfactory to Beneficiary of the estimated cost of Restoration; (ii) funds (or assurances reasonably satisfactory to Beneficiary that such funds are available) sufficient in addition to the proceeds of insurance to complete and fully pay for the Restoration; and (iii) such architect's certificates, waivers of lien, contractor's sworn statements, title insurance endorsements, plats of survey and such other evidences of cost, payment and performance as Beneficiary may reasonably require and approve. No payment made prior to the final completion of Restoration shall exceed ninety percent of the value of the work performed from time to time, as such value shall be determined by Beneficiary in its reasonable judgment. Prior to commencement of the work, and from time to time thereafter, if so requested by Beneficiary, Grantor shall deposit with Beneficiary an amount of funds in excess of the insurance proceeds which, together with such proceeds, shall at all times be at least sufficient in the reasonable judgment of Beneficiary to pay the entire unpaid cost of the Restoration, free and clear of all liens or claims of lien. Funds so deposited by Grantor shall be disbursed prior to the disbursement of any insurance proceeds. Any surplus which may remain out of insurance proceeds held by Beneficiary after payment of all costs of the Restoration shall be paid to Grantor. No interest shall be allowed to Grantor on account of any insurance proceeds or other funds held by Beneficiary, but Beneficiary agrees that, at Grantor's request, Beneficiary will deposit any proceeds of insurance held by it for Restoration into a blocked interest-bearing account with Beneficiary over which Beneficiary has sole possession, authority and control, in which Beneficiary has a perfected first-priority security interest to secure the indebtedness secured by this Deed of Trust, and otherwise on terms and conditions satisfactory to Beneficiary in its sole discretion. Notwithstanding the above, if an Event of Default occurs prior to full disbursement of the insurance proceeds and any other funds held by Beneficiary to be disbursed to Grantor any undisbursed portion of the insurance proceeds or other such funds may, at Beneficiary's option, be applied against the indebtedness secured by this Deed of Trust, whether or not then due, in such order and manner as Beneficiary shall select.

(d) Effect on the Indebtedness. Any reduction in the indebtedness secured hereby resulting from the application to the indebtedness secured hereby of insurance proceeds pursuant to this subsection 4.4.6 shall be deemed to take effect only on the date of receipt by Beneficiary of such proceeds and application thereof to the indebtedness secured hereby; provided that, if, prior to the receipt by Beneficiary of such proceeds, the Property shall have been sold in connection with a trustee's sale under, or foreclosure of this Deed of Trust, or shall have been transferred by a deed in lieu of foreclosure of this Deed of Trust, notwithstanding any limitation on Grantor's liability contained herein or in the Note, Beneficiary shall have the right to receive the same to the extent of any deficiency following such sale or conveyance, together with attorneys' fees and disbursements incurred by Beneficiary in connection with the collection thereof.

Right of Inspection. Subject to the rights of Tenants, Grantor shall permit Beneficiary or its agents, at all reasonable times, to enter upon and inspect the Property.

         Preservation of Licenses, Etc. Grantor shall observe and comply with all requirements necessary to the continued existence and validity of all rights, licenses, permits, privileges, franchises, and concessions relating to any existing or presently contemplated use of the Property, including but not limited to any zoning variances, special exceptions, and nonconforming use permits.

         Further Assurances. Grantor will, at its expense, from time to time execute and deliver any and all such instruments of further assurance and other instruments and do any and all such acts, or cause the same to be done, as Trustee or Beneficiary deems necessary or advisable to grant to Trustee the Property or to carry out more effectively the purposes of this Deed of Trust.

         Legal Actions. Grantor will appear in and defend any action or proceeding before any court or administrative body purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee; and will pay all costs and expenses, including cost of evidence of title, title insurance premiums, and any fees of attorneys, appraisers, environmental inspectors, and others, incurred by Beneficiary or Trustee, in a reasonable sum, in any such action or proceeding in which Beneficiary or Trustee may appear and in any suit brought by Beneficiary or Trustee to foreclose this Deed of Trust and in any nonjudicial foreclosure of this Deed of Trust.

         Taxes, Assessments, and Other Liens. Grantor will pay not later than when due all taxes, assessments, encumbrances, charges, and liens with interest, on the Property or any part thereof, which at any time appear to be or are alleged to be prior and superior hereto, including but not limited to any tax on or measured by rents of the Property, the Note, this Deed of Trust, or any obligation or part thereof secured hereby.

         Expenses. Grantor will pay all costs, fees, and expenses reasonably incurred by Beneficiary or Trustee in connection with this Deed of Trust.

         Repayment of Expenditures. Grantor will pay immediately and without demand all amounts secured by this Deed of Trust, other than principal of and interest on the Note, with interest from date of expenditure at the default rate of interest specified in the Note (the "Default Rate") and the repayment thereof shall be secured hereby.

         Financial & Operating Information. Grantor will, within ninety (90) days of the close of Grantor's fiscal year, furnish to Beneficiary in such form as it may request, financial statements and balance sheets of Grantor and the entities and individuals who are liable for repayment of the Note, and itemized annual statements of income and expense in connection with the operation of the Property, including but not limited to utilization and property inspection reports, and such other financial and operating statements of Grantor as Beneficiary may from time to time require and such operating statements, occupancy reports, variance reports, and financial information for the Property as Beneficiary may from time to time require.

         If Grantor defaults in its obligation to provide
Beneficiary with any of the financial and operating information required to be provided under this subsection 4.12 within the time periods required under this subsection 4.12 and such default continues after Beneficiary has provided Grantor with thirty (30) days' notice and opportunity to cure such default, Grantor shall pay to Beneficiary, as liquidated damages for the extra expense in servicing the loan secured hereby, Five Hundred Dollars ($500) on the first day of the month following the expiration of such thirty (30)-day period and One Hundred Dollars ($100) on the first day of each month thereafter until such default is cured. All such amounts shall be secured by this Deed of Trust.

         Sale, Transfer, or Encumbrance of Property.
Grantor shall not, without the prior written consent of Beneficiary, sell, transfer, or otherwise convey the Property or any interest therein, further encumber the Property or any interest therein, cause or permit any change in the entity, ownership, or control of Grantor or agree to do any of the foregoing without first repaying in full the Note and all other sums secured hereby.

         Consent to any one such occurrence shall not be deemed a waiver of the right to require consent to any future occurrences.

         In each instance in which a sale, transfer, or other conveyance of the Property occurs and regardless of whether Beneficiary's consent thereto is given, waived or denied or whether Beneficiary elects to accelerate the maturity date of the Note, Grantor and its successors shall be jointly and severally liable to Beneficiary for the payment of a transfer fee (the "Transfer Fee") of one percent (1%) of the unpaid principal balance of the Note as of the date of such sale, transfer, or other conveyance. Such fee shall be payable on demand, shall bear interest from ten (10) days after such demand to and including the date of collection at the Default Rate (as defined in the Note), and shall be secured by this Deed of Trust. Beneficiary's waiver of such fee in whole or in part for any one sale, transfer, or other conveyance shall not preclude the imposition thereof in any other transaction.

         Notwithstanding the foregoing, Beneficiary's consent will not be required, and the one percent (1%) Transfer Fee will not be imposed, for the transfer of not more than twenty-five percent (25%) in the aggregate during the term of the Note of partnership interests in Grantor, if Grantor is a partnership, or member interests in Grantor, if Grantor is a limited liability company, or of shares of stock of Grantor, if Grantor is a corporation, provided that none of the persons or entities liable for the repayment of the Note is released from such liability.

         Information for Participants. Grantor agrees to furnish such information and confirmation as may be required from time to time by Beneficiary on request of potential loan participants and agrees to make adjustments in this Deed of Trust, the Note, the Assignment of Leases and Rents and the other documents evidencing or securing the loan secured hereby to accommodate such participant's requirements, provided that such requirements do not vary the economic terms of the loan secured hereby.

         Grantor Existence.  Except as otherwise provided in
Section 4.13:

         If Grantor is a corporation, Beneficiary is making this loan in reliance on Grantor's continued existence, ownership, and control in its present corporate form. Grantor will not alter such corporate structure, ownership, or control without the prior written consent of Beneficiary and will do all things necessary to preserve and maintain said corporate existence and to insure its continuous right to carry on its business, including but not limited to, filing within the prescribed time all corporate tax returns and reports, and paying when due all such taxes.

         If Grantor is a partnership, Beneficiary is making this loan in reliance on the continued existence of Grantor partnership and upon the business and financial reputation of Grantor partnership as a business entity and each of the general partners thereof. Therefore, the general partners of Grantor hereby agree that they will take no action to dissolve Grantor partnership and will do all things within their power to prevent the dissolution and winding up of Grantor partnership, notwithstanding the death, withdrawal, or expulsion of any general partner. They further agree that without the prior written consent of Beneficiary, none of the general partners of Grantor will withdraw or be removed as a general partner of Grantor. The withdrawal or expulsion of any general partner from Grantor partnership shall not in any way affect the liability of the withdrawing or expelled general partner hereunder or on the Note.

         If Grantor is a limited liability company, Beneficiary is making this loan in reliance on Grantor's continued existence, ownership, and control in its present limited liability company form. Grantor will not alter such limited liability company structure, ownership, or control without the prior written consent of Beneficiary and will do all things necessary to preserve and maintain said limited liability company existence and to insure its continuous right to carry on its business.

         Tax and Insurance Reserves. In addition to the payments required by the Note, Grantor agrees to pay Beneficiary, at Beneficiary's request, such sums as Beneficiary may from time to time estimate will be required to pay, at least thirty (30) days before due, the next due taxes, assessments, insurance premiums, and similar charges affecting the Property, less all sums already paid therefor divided by the number of months to elapse before one month prior to the date when such taxes, assessments, and premiums will become delinquent, such sums to be held by Beneficiary without interest or other income to the Grantor to pay such taxes, assessments and premiums. Should this estimate as to taxes, assessments, and premiums prove insufficient, the Grantor upon demand agrees to pay Beneficiary such additional sums as may be required to pay them before delinquent.

         If the total of the above-described payments in any one year shall exceed the amounts actually paid by Beneficiary for taxes, assessments, and premiums, such excess may be credited by Beneficiary on subsequent payments under this section. If there shall be a default hereunder for which Beneficiary elects to realize upon this Deed of Trust, then at any time after default and prior to the trustee's sale or sheriff's sale, Beneficiary may apply any balance of funds it may hold pursuant to this Section 4.16 to any amount secured by this Deed of Trust and in such order as Beneficiary may elect. If Beneficiary does not so apply such funds at or prior to the trustee's sale or sheriff's sale, the purchaser at such sale shall be entitled to all such funds. If Beneficiary acquires the Property in lieu of realizing on this Deed of Trust, the balance of funds it holds shall become the property of Beneficiary.

         Any transfer in fee of all or a part of the Property shall automatically transfer to the grantee all or a proportionate part of Grantor's rights and interest in the fund accumulated hereunder.

         Performance of Rental Agreements. Grantor will in all respects promptly and faithfully keep, perform, and comply with all of the terms, provisions, covenants, conditions, and agreements in each of the agreements pursuant to which any tenant of any part of the Property is occupying such Property (the "rental agreements") to be kept, performed, and complied with by the lessor therein, and will require, demand, and strictly enforce, by all available means, the prompt and faithful performance of and compliance with all of the terms, provisions, covenants, conditions, and agreements in the rental agreements to be performed and complied with by the lessees therein.

         No Prepayment of Rent. With respect to the rental agreements, Grantor is not authorized to collect in advance more than one month's rental plus a security deposit not to exceed two months' rental.

         DEFAULT.

         Definition. Any of the following shall constitute an "Event of Default" as that term is hereinafter used:

         Any representation or warranty made by or for the benefit of Grantor herein or elsewhere in connection with the loan secured hereby, including but not limited to any representations in connection with the security therefor, shall prove to have been incorrect or misleading in any material respect;

         Grantor or any other person or entity liable therefor shall fail to pay when due any indebtedness secured hereby;

         Grantor or any other signatory thereto shall default in the performance of any covenant or agreement contained in this Deed of Trust, the Note, or any other agreement securing the indebtedness secured hereby;

         Grantor or any other person or entity liable for the repayment of the indebtedness secured hereby shall become unable or admit in writing its inability to pay its debts as they mature, or file, or have filed against it, a voluntary or involuntary petition in bankruptcy, or make a general assignment for the benefit of creditors, or become the subject of any other receivership or insolvency proceeding;

         Grantor or any other signatory thereto shall default in the performance of any covenant or agreement contained in any mortgage or deed of trust encumbering the Property, or the note or any other agreement evidencing or securing the indebtedness evidenced thereby;

         A tax, charge, or lien shall be placed upon or measured by the Note, this Deed of Trust, or any obligation secured hereby that Grantor does not or may not legally pay in addition to the payment of all principal and interest as provided in the Note; or

         There shall occur any default under the Indemnity
Agreement.

         Beneficiary's and Trustee's Right To Perform. Upon the occurrence of any Event of Default, Beneficiary or Trustee, but without the obligation so to do and without notice to or demand upon Grantor and without releasing Grantor from any obligations hereunder, may make any payments or do any acts required of Grantor hereunder in such manner and to such extent as either may deem necessary to protect the security hereof, Beneficiary or Trustee being authorized to enter upon the Property for such purposes; commence, appear in, and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee; pay, purchase, contest,or compromise any encumbrance, charge, or lien in accordance with the following paragraph; and in exercising any such powers, pay necessary expenses, employ counsel, and pay a reasonable fee therefor. All sums so expended shall be payable on demand by Grantor, be secured hereby and bear interest at the Default Rate from the date advanced or expended until repaid.

         Beneficiary or Trustee in making any payment herein is hereby authorized, in the place and stead of the Grantor, in the case of a payment of taxes, assessments, water rates, sewer rentals, and other governmental or municipal charges, fines, impositions, or liens asserted against the Property, to make such payment in reliance on any bill, statement, or estimate procured from the appropriate public office without inquiry into the accuracy of the bill, statement, or estimate or into the validity of any tax, assessment, sale, forfeiture, tax lien, or title or claim thereof; in the case of any apparent or threatened adverse claim of title, lien, statement of lien, encumbrance, deed of trust, claim, or charge Beneficiary or Trustee, as the case may be, shall be the sole judge of the legality or validity of same; and in the case of a payment for any other purpose herein and hereby authorized, but not enumerated in this paragraph, such payment may be made whenever, in the sole judgment and discretion of Trustee or Beneficiary, as the case may be, such advance or advances shall seem necessary or desirable to protect the full security intended to be created by this instrument, provided further, that in connection with any such advance, Beneficiary at its option may and is hereby authorized to obtain a continuation report of title prepared by a title insurance company, the cost and expenses of which shall be repayable by the Grantor without demand and shall be secured hereby.

         Remedies on Default. Upon the occurrence of any Event of Default all sums secured hereby shall become immediately due and payable, without notice or demand, at the option of Beneficiary and Beneficiary may:

         Have a receiver appointed as a matter of right, without regard to the sufficiency of the Property or any other security for the indebtedness secured hereby and, without the necessity of posting any bond or other security, such receiver shall take possession and control of the Property and shall collect and receive all of the rents, issues, and profits thereof;

         Foreclose this Deed of Trust as a mortgage or otherwise realize upon the Property;

         Cause Trustee to exercise its power of sale;

         Sue on the Note according to law; or

         To the extent permitted by law, including, without limitation, RCW 61.24.100, seek and obtain a deficiency judgment following the completion of a judicial foreclosure or a trustee's sale of all or a portion of the security for the obligations secured by this Deed of Trust.

         No Waiver. By accepting payment of any sum secured hereby after its due date, Beneficiary does not waive its right either to require prompt payment when due of all other sums so secured or to declare an Event of Default for failure to do so.

         Remedies Cumulative. The rights and remedies accorded by this Deed of Trust shall be in addition to, and not in substitution of, any rights or remedies available under now existing or hereafter arising applicable law. All rights and remedies provided for in this Deed of Trust or afforded by law or equity are distinct and cumulative and may be exercised concurrently, independently or successively. The failure on the part of Beneficiary to promptly enforce any right hereunder shall not operate as a waiver of such right and the waiver of any default shall not constitute a waiver of any subsequent or other default. Beneficiary shall be subrogated to the claims and liens of those whose claims or liens are discharged or paid with the loan proceeds hereof.

         CONDEMNATION. Any award of damages, whether paid as a result of judgment or prior settlement, in connection with any condemnation or other taking of any portion of the Property, for public or private use, or for injury to any portion of the Property is hereby assigned and shall be paid to Beneficiary, which may apply such moneys received by it in the same manner and with the same effect as provided in Section 4.4.6 above for disposition of proceeds of hazard insurance, provided that if the taking results in a loss of the Property to an extent which, in the reasonable opinion of Beneficiary, renders or will render the Property not economically viable or which substantially impairs Beneficiary's security or lessens to any extent the value, marketability of intended use of the Property, Beneficiary may apply the condemnation proceeds to reduce the unpaid indebtedness secured hereby in such order as Beneficiary may determine, and without any adjustment in the amount of installments due under the Note.. If so applied, any proceeds in excess of the unpaid balance of the Note and other sums due to Beneficiary shall be paid to Grantor or Grantor's assignee. Beneficiary shall in no case by obligated to see to the proper application of any amount paid over to Grantor. Such application or release shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice. Should the Property or any part or appurtenance thereof or right or interest therein be taken or threatened to be taken by reason of any public or private improvement, condemnation proceeding (including change of grade), or in any other manner, Beneficiary may, at its option, commence, appear in, and prosecute, in its own name, any action or proceeding, or make any reasonable compromise or settlement in connection with such taking or damage, and obtain all compensation, awards, or other relief therefor, and Grantor agrees to pay Beneficiary's costs and reasonable attorneys' fees incurred in connection therewith. No condemnation award at any time assigned to or held by Beneficiary shall be deemed to be held in trust, and Beneficiary may commingle such award with its general assets and shall not be liable for the payment of any interest thereon.

         TRUSTEE.

         General Powers and Duties of Trustee. At any time or from time to time, without liability therefor and without notice and without affecting the liability of any person for the payment of the indebtedness secured hereby, upon written request of Beneficiary, payment of its own fees and presentation of this Deed of Trust and the Note for endorsement (in case of full reconveyance, for cancellation or retention), Trustee may:

         Consent to the making of any map or plat of the Property;

         Join in granting any easement or creating any restriction thereon;

         Join in any subordination or other agreement affecting this Deed of Trust or the lien or charge thereof; or

         Reconvey, without warranty, all or any part of the Property.

         Reconveyance. Upon written request of Beneficiary stating that all sums secured hereby have been paid, and upon surrender of this Deed of Trust and the Note to Trustee for cancellation and retention and upon payment of its fees, Trustee shall reconvey, without warranty, the Property then held hereunder. The recitals in any reconveyance executed under this Deed of Trust of any matters of fact shall be conclusive proof of the truthfulness thereof. The grantee in such reconveyance may be described as "the person or persons legally entitled thereto."

         Powers and Duties on Default. Upon written request therefor by Beneficiary specifying the nature of the default, or the nature of the several defaults, and the amount or amounts due and owing, Trustee shall execute a written notice of default and of its election to cause the Property to be sold to satisfy the obligation secured hereby, and shall cause such notice to be recorded and otherwise given according to law.

         Notice of sale having been given as then required by law and not less than the time then required by law having elapsed after recordation of such notice of breach, Trustee, without demand on Grantor, shall sell the Property at the time and place of sale specified in the notice, as provided by statute, either as a whole or in separate parcels and in such order as it may determine, at public auction to the highest and best bidder for cash in lawful money of the United States, payable at time of sale. Grantor agrees that such a sale (or a sheriff's sale pursuant to judicial foreclosure) of all the Property as real estate constitutes a commercially reasonable disposition thereof, but that with respect to all or any part of the Property that may be personal property Trustee shall have and exercise, at Beneficiary's sole election, all the rights and remedies of a secured party under the UCC. Whenever notice is permitted or required hereunder or under the UCC, ten (10) days shall be deemed reasonable. Trustee may postpone sale of all or any portion of the Property, and from time to time thereafter may postpone such sale, as provided by statute. Trustee shall deliver to the purchaser its deed and bill of sale conveying the Property so sold, but without any covenant or warranty, express or implied. The recital in such deed and bill of sale of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person other than Trustee, including Grantor or Beneficiary, may purchase at such sale.

         After deducting all costs, fees, and expenses of Trustee and of this trust, including the cost of evidence of title search and title insurance and reasonable counsel fees in connection with sale, Trustee shall apply the proceeds of sale to payment of all sums secured hereby in such order as Beneficiary may determine; and the remainder, if any, to the clerk of the superior court of the county in which the sale took place, as provided in RCW 61.24.080.

         Reassignment of Security Interest. At the request of Beneficiary, Trustee shall reassign to Beneficiary the security interest created hereby and after such reassignment Beneficiary shall have the right, upon the occurrence or continuance of any Event of Default, to realize upon the personal property subject to this Deed of Trust, independent of any action of Trustee, pursuant to the UCC.

         Acceptance of Trust. Trustee accepts this trust when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law. Trustee is not obligated to notify any party hereto except Beneficiary of pending sale under any other deed of trust or of any action or proceeding in which Grantor, Beneficiary, or Trustee shall be a party unless brought by Trustee.

         Reliance. Trustee, upon presentation to it of an affidavit signed by Beneficiary setting forth facts showing a default by Grantor under this Deed of Trust, is authorized to accept as true and conclusive all facts and statements therein, and to act thereon hereunder.

         Replacement of Trustee. Beneficiary may, from time to time, as provided by statute, appoint another trustee in place and stead of Trustee herein named, and thereupon Trustee herein named shall be discharged and the trustee so appointed shall be substituted as Trustee hereunder, with the same effect as if originally named Trustee herein.

         No Impairment of Right to Pursue Unsecured Obligations.
The foreclosure of this Deed of Trust or sale by Trustee of the Property through the exercise of its power of sale granted hereunder shall not preclude or impair any action to collect or enforce any obligation of Grantor or any guarantor or other party liable for any of the obligations secured by this Deed of Trust, or the substantial equivalent of such obligation, which obligation is not secured by this Deed of Trust including, without limitation, the obligations of Grantor under the Indemnity Agreement and the obligations of each such guarantor under its guaranty. All of such obligations (and all substantial equivalents of such obligations) shall constitute separate recourse obligations of Grantor and each such guarantor or other party and shall not be deemed to be evidenced by the Note or secured by this Deed of Trust.

         APPLICATION OF RENTS. Grantor hereby gives to and confers upon Beneficiary the right, power, and authority during the continuance of this Deed of Trust to collect the rents, issues, and profits of the Property, reserving unto Grantor the right, prior to any default in payment of any indebtedness secured hereby or hereunder, to collect and retain such rents, issues, and profits as they become due and payable. Upon any such default, Grantor's right to spend or retain any rents, issues, or profits of the Property shall cease immediately and without notice or demand and Beneficiary may at any time and without notice, either in person, by agent, or by a receiver to be appointed by a court, without regard to the adequacy of any security for the indebtedness hereby secured and without the necessity for posting any bond or other security, enter upon and take possession of the Property or any part thereof, or in its own name sue for or otherwise collect such rents, issues, and profits, including those past due and unpaid, and apply the same, less costs and expenses of operation and collection, including reasonable attorneys' fees, upon any indebtedness secured hereby, and in such order as Beneficiary may determine. The entering upon and taking possession of the Property, the collection of such rents, issues, and profits and the application thereof as aforesaid, shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice.

         NOTICES.

         Trustee. Any notice or demand upon Trustee may be given or made at:

            First American Title Insurance Company
            2101 Fourth Avenue
            Seattle, Washington 98121

         Grantor and Beneficiary. Any notice to or demand upon Grantor (including any notice of default or notice of sale) or notice to or demand upon Beneficiary shall be deemed to have been sufficiently made for all purposes when deposited in the United States Mail, postage prepaid, registered or certified, return receipt requested, addressed as follows:

         Grantor:       Bedford Property Investors, Inc.
            270 Lafayette Circle
            Lafayette, California 94549
            Attention:  Hanh Kihara

         Beneficiary:        Washington Mutual Bank
            400 E. Main St., Dept. 4036
            Stockton, California 95290-4036
            Attention:  Commercial Real Estate
            Department

or to such other address as may be filed in writing by Grantor or Beneficiary with Trustee.

         Waiver of Notice. The giving of notice may be waived in writing by the person or persons entitled to receive such notice, either before or after the time established for the giving of such notice.

         MODIFICATIONS. Upon written request of any party then liable for any sum secured hereby, Beneficiary reserves the right to extend the term, or otherwise modify the terms, hereof or of the Note as Beneficiary and such person may from time to time deem appropriate and any such change shall not operate to release, in any manner, the liability of the original Grantor or Grantor's successors in interest.

         SUCCESSORS AND ASSIGNS. All provisions herein contained shall be binding upon and inure to the benefit of the respective successors and assigns of the parties.

         GOVERNING LAW; SEVERABILITY. This Deed of Trust shall be governed by the law of the state of Washington. In the event that any provision or clause of this Deed of Trust or the Note conflicts with applicable law, the conflict shall not affect other provisions of this Deed of Trust or the Note that can be given effect without the conflicting provision and to this end the provisions of this Deed of Trust and the Note are declared to be severable.

         GRANTOR'S RIGHT TO POSSESSION. Grantor may be and remain in possession of the Property for so long as it is not in default hereunder or under the terms of the Note and Grantor may, while it is entitled to possession of the Property, use the same.

         MAXIMUM INTEREST. No provision of this Deed of Trust or of the Note shall require the payment or permit the collection of interest in excess of the maximum permitted by law. If any excess of interest in such respect is herein or in the Note provided for, neither Grantor nor its successors or assigns shall be obligated to pay that portion of such interest that is in excess of the maximum permitted by law, and the right to demand the payment of any such excess shall be and is hereby waived and this Section 14 shall control any provision of this Deed of Trust or the Note that is inconsistent herewith.

         ATTORNEYS' FEES AND LEGAL EXPENSES. In the event of any default under this Deed of Trust, or in the event that any dispute arises relating to the interpretation, enforcement, or performance of any obligation secured by this Deed of Trust, Beneficiary shall be entitled to collect from Grantor on demand all fees and expenses incurred in connection therewith, including but not limited to fees of attorneys, accountants, appraisers, environmental inspectors, consultants, expert witnesses, arbitrators, mediators, and court reporters. Without limiting the generality of the foregoing, Grantor shall pay all such costs and expenses incurred in connection with
(a) arbitration or other alternative dispute resolution proceedings, trial court actions, and appeals; (b) bankruptcy or other insolvency proceedings of Grantor, any guarantor or other party liable for any of the obligations secured by this Deed of Trust, or any party having any interest in any security for any of those obligations; (c) judicial or nonjudicial foreclosure on, or appointment of a receiver for, any of the Property; (d) postjudgment collection proceedings; (e) all claims, counterclaims, cross-claims, and defenses asserted in any of the foregoing whether or not they arise out of or are related to this Deed of Trust; (f) all preparation for any of the foregoing; and (g) all settlement negotiations with respect to any of the foregoing.

         PREPAYMENT PROVISIONS. If at any time after default and acceleration of the indebtedness secured hereby there shall be a tender of payment of the amount necessary to satisfy such indebtedness by or on behalf of the Grantor, its successors or assigns, the same shall be deemed to be a voluntary prepayment such that the sum required to satisfy such indebtedness in full shall include, to the extent permitted by law, the additional payment required under the prepayment privilege as stated in the Note.

         TIME IS OF THE ESSENCE. Time is of the essence under this Deed of Trust and in the performance of every term, covenant, and obligation contained herein.

         MISCELLANEOUS.

Whenever the context so requires the singular number includes the plural herein, and the impersonal includes the personal.

The headings to the various sections have been inserted for convenient reference only and shall not modify, define, limit, or expand the express provisions of this Deed of Trust.

This Deed of Trust, the Note, the Assignment of Leases and
Rents and the other documents, instruments, and agreements entered into by Grantor and Beneficiary in connection therewith (collectively, the "Loan Documents") constitute the final expression of the entire agreement of the parties with respect to the transactions set forth therein. No party is relying upon any oral agreement or other understanding not expressly set forth in the Loan Documents. The Loan Documents may not be amended or modified except by means of a written document executed by the party sought to be charged with such amendment or modification.


                         [END OF TEXT]

         DATED as of the day and year first above written.

        ORAL AGREEMENTS OR ORAL COMMITMENTS TO LEND MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT
ENFORCEABLE UNDER WASHINGTON LAW


                      GRANTOR:     BEDFORD PROPERTY INVESTORS, INC.,
                      a Maryland corporation


                      By

                               Hanh Kihara
                          Its     Sr. Vice President and Chief
                          Financial             Officer



STATE OF CALIFORNIA          )
                             ) ss.
COUNTY OF CONTRA COSTA  )


              On July ___, 2001, before me, ____________________________, a Notary Public in and for said County and State, personally appeared _______________________, known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on this instrument the person, or the entity on behalf of which the person acted, executed the instrument.

              WITNESS my hand and official seal

              __________________________
              Notary Public



                           EXHIBIT A

         The land is located in the county of King, state of Washington, and is described as follows:

PARCEL A:


LOT 2 IN BLOCK 5 OF BURLINGTON NORTHERN INDUSTRIAL PARK, RENTON II,
ACCORDING
TO PLAT RECORDED IN VOLUME 111 OF PLATS AT PAGE(S) 42, 43 AND 44, IN KING
COUNTY,
WASHINGTON;
TOGETHER WITH LOT 3 IN BLOCK 5 OF BURLINGTON NORTHERN INDUSTRIAL PARK,
RENTON
11, ACCORDING TO PLAT RECORDED IN VOLUME 111 OF PLATS AT PAGE(S) 42, 43 AND 44, IN KING COUNTY, WASHINGTON;
ALSO TOGETHER WITH THAT PORTION OF LOT 7 OF SAID BLOCK 5, AND OF THE BURLINGTON NORTHERN RAILROAD RIGHT-OF-WAY ADJOINING ON THE SOUTHEAST, ALL DESCRIBED AS FOLLOWS;

COMMENCING AT THE MOST NORTHERLY CORNER OF SAID LOT 7;
THENCE SOUTH 42 DEGREES 36'37" EAST ALONG THE LINE COMMON TO LOT 7 AND LOT 8 OF SAID
BLOCK, A DISTANCE OF 290.00 FEET TO THE MOST EASTERLY CORNER OF SAID LOT
7;
THENCE CONTINUING SOUTH 42 DEGREES 36'37" EAST ALONG THE SOUTHEASTERLY PROLONGATION
OF SAID COMMON LINE 26.55 FEET TO INTERSECT THE ARC OF A CURVE, BEING THE NORTHWESTERLY LINE OF LOT 2 OF SAID BLOCK 5, AT A POINT FROM WHICH THE CENTER
BEARS SOUTH 34 DEGREES 18'58" EAST;
THENCE SOUTHWESTERLY ALONG SAID CURVE TO THE LEFT HAVING A RADIUS OF
625.84
FEET, ALSO BEING THE SOUTHEASTERLY MARGIN OF SAID RAILROAD RIGHT-OF-WAY. THROUGH A CENTRAL ANGLE OF 08 DEGREES 17'39", AN ARC DISTANCE OF 90.60 FEET TO A POINT OF TANGENCY;
THENCE SOUTH 47 DEGREES 23'23" WEST ALONG THE SOUTHEASTERLY MARGIN OF SAID RAILROAD
RIGHT-OF-WAY, A DISTANCE OF 233.72 FEET;
THENCE NORTH 42 DEGREES 36'37" WEST, 310.00 FEET TO THE NORTHWESTERLY LINE OF SAID LOT 7;
THENCE NORTH 47 DEGREES 23'23" EAST ALONG THE SAID NORTHWESTERLY LINE, A DISTANCE OF
324.00 TO THE TRUE POINT OF BEGINNING;

(ALSO KNOWN AS LOT A OF CITY OF RENTON LOT LINE ADJUSTMENT NO. LLA-004-86, RECORDED UNDER RECORDING NO. 8604240962.)


PARCEL B:

LOT 7 IN BLOCK 5 OF BURLING TON NORTHERN INDUSTRIAL PARK RENTON II, ACCORDING TO PLAT RECORDED IN VOLUME 111 OF PLATS AT PAGE(S) 42, 43 AND 44, IN KING COUNTY,
WASHINGTON;
EXCEPTING THEREFROM THE FOLLOWING DESCRIBED PARCEL OF LAND:

COMMENCING AT THE MOST NORTHERLY CORNER OF SAID LOT 7;
THENCE SOUTH 42 DEGREES 36'37" EAST ALONG THE LINE COMMON TO SAID LOT 7 AND LOT 8 OF
SAID BLOCK A DISTANCE OF 290.00 FEET TO THE MOST EASTERLY CORNER OF SAID
LOT;
THENCE SOUTH 47 DEGREES 23'23" WEST ALONG THE SOUTHEASTERLY LINE OF SAID
LOT.  A
DISTANCE OF 324.00 FEET;
THENCE NORTH 42 DEGREES 36'37" WEST 290.00 FEET TO THE NORTHWESTERLY LINE OF SAID LOT;
THENCE NORTH 47 DEGREES 23'23" EAST ALONG THE SAID NORTHWESTERLY LINE, A DISTANCE OF
324.00 TO THE TRUE POINT OF BEGINNING;

TOGETHER WITH THAT PORTION OF THE BURLINGTON NORTHERN RAILROAD RIGHT-OF-WAY ADJOINING SAID LOT 7 TO THE SOUTHEAST, MORE PARTICULARLY DESCRIBED AS
FOLLOWS:

COMMENCING AT THE MOST SOUTHERLY CORNER OF SAID LOT 7, BEING THE POINT OF INTERSECTION OF THE NORTHERLY RIGHT-OF-WAY MARGIN OF SOUTHWEST 39TH STREET; AND THE NORTHWESTERLY MARGIN OF SAID RAILROAD RIGHT-OF-WAY;
THENCE NORTH 47 DEGREES 23'23" EAST ALONG SAID MARGIN OF SAID RAILROAD RIGHT-OF-WAY, A
DISTANCE OF 619.43 FEET TO A POINT SOUTH 47 DEGREES 23'23" WEST, A
DISTANCE OF 324.00 FEET
FROM THE MOST EASTERLY CORNER OF SAID LOT 7;
THENCE SOUTH 42 DEGREES 36'37" EAST 20.00 FEET TO THE SOUTHEASTERLY MARGIN
OF SAID
RAILROAD RIGHT-OF-WAY;
THENCE SOUTH 47 DEGREES 23'23" WEST ALONG SAID SOUTHEASTERLY MARGIN, A DISTANCE OF 598.38 FEET TO SAID NORTHERLY RIGHT-OF-WAY MARGIN OF SOUTHWEST 39TH STREET;
THENCE NORTH 89 DEGREES 05'08" WEST ALONG SAID MARGIN 29.04 FEET TO THE TRUE POINT OF
BEGINNING;

(ALSO KNOWN AS LOT B OF CITY OF RENTON LOT LINE ADJUSTMENT NO. LLA-004-86, RECORDED UNDER RECORDING NO. 8604240962).